Exhibit 10.4

NUBIA BRAND INTERNATIONAL CORP.

13355 Noel Rd, Suite 1100

Dallas, TX 75240

March 10, 2022

Mach FM Corporation
13355 Noel Rd, Suite 1100
Dallas, TX 75240

Ladies and Gentlemen:

This letter will confirm our agreement that, commencing on the effective date (the “Effective Date”) of the registration statement on Form S-1 (the “Registration Statement”) for the initial public offering (the “IPO”) of the securities of Nubia Brand International Corp. (the “Company”) and continuing until the earlier of (i) the consummation by the Company of an initial business combination (a “Business Combination”) or (ii) the Company’s liquidation (in each case as described in the Registration Statement) (such earlier date hereinafter referred to as the “Termination Date”), Mach FM Corporation (“Mach FM”), an affiliate of Mach FM Acquisitions LLC, the Company’s sponsor, shall make available to the Company certain office space, utilities, and secretarial, administrative and consulting services as may be required by the Company from time to time, situated at 13355 Noel Rd, Suite 1100, Dallas, TX 75240 (or any successor location). In exchange therefore, the Company shall pay Mach FM a sum equal to $10,000 per month, commencing on the Effective Date and continuing monthly thereafter until the Termination Date. Mach FM agrees that payment of such amounts may be deferred, without interest, until the date of consummation by the Company of the initial Business Combination upon a determination by the Company’s audit committee that the Company lacks sufficient funds held outside the Trust Account (as defined below) to pay the Company’s actual or anticipated expenses in connection with the Company’s initial Business Combination. Mach FM hereby agrees that it does not have any right, title, interest or claim of any kind in or to any monies that may be set aside in a trust account (the “Trust Account”) that may be established by the Company for the benefit of the Company’s public stockholders upon the consummation of the IPO as described in the Registration Statement (“Claim”) and hereby waives any Claim it may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with the Company in connection with this letter agreement and will not seek recourse against the Trust Account for any reason whatsoever.

Very truly yours,

NUBIA BRAND INTERNATIONAL CORP.

By:	/s/ Jaymes Winters
Name:	Jaymes Winters
Title:	Chief Executive Officer

AGREED TO AND ACCEPTED BY:

MACH FM CORPORATION

By:	/s/Jaymes Winters
Name:	Jaymes Winters
Title:	Manager